UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2010

West Canyon Energy Corp.
(Exact name of registrant as specified in charter)

Nevada	333-130673	20-8756823
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

20333 State Highway 249
Suite 200 - 113
Houston, TX 77070-26133
Registrant's telephone number, including area code: (281) 378-1563

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01    Entry into a Material Definitive Agreement.

     On October 27, 2010, the Company entered into a letter agreement with Petrodorado Energy Ltd. (“Petrodorado”) with respect to the sale by the Company of its wholly-owned subsidiary PetroSouth Energy Corp. BVI, including the Company’s interest in the Talora Exploration Block but excluding the Company’s interest in the Buenavista Block, to Petrodorado for $1.5 million. Upon executing the letter agreement, Petrodorado advanced the entire $1.5 million purchase price to the Company. The Company was obligated to pay a finder’s fee related to the sale.

     On December 1, 2010, the Company completed all the conditions stipulated to close the transaction.

Item 2.01    Completion of Acquisition or Disposition of Assets.

     On October 27, 2010, the Company entered into a letter agreement with Petrodorado Energy Ltd. (“Petrodorado”) with respect to the sale by the Company of its wholly-owned subsidiary PetroSouth Energy Corp. BVI, including the Company’s interest in the Talora Exploration Block but excluding the Company’s interest in the Buenavista Block, to Petrodorado for $1.5 million. Upon executing the letter agreement, Petrodorado advanced the entire $1.5 million purchase price to the Company. The Company was obligated to pay a finder’s fee related to the sale.

      On December 1, 2010, the Company completed all the conditions stipulated to close the transaction.

Item 9.01     Financial Statements and Exhibits

(a)    Financial statements of businesses acquired.

            Not applicable

(b)     Pro forma financial information.

     On October 27, 2010, the Company entered into a letter agreement with Petrodorado Energy Ltd. (“Petrodorado”) with respect to the sale by the Company of its wholly-owned subsidiary PetroSouth Energy Corp. BVI, including the Company’s interest in the Talora Exploration Block but excluding the Company’s interest in the Buenavista Block, to Petrodorado for $1.5 million. Upon executing the letter agreement, Petrodorado advanced the entire $1.5 million purchase price to the Company. The Company was obligated to pay a finder’s fee related to the sale.

     On December 1, 2010, the Company completed all the conditions stipulated to close the transaction.

     At June 30, 2009, the Company owned a 6% participation interest in approximately 64,000 acres in the Carbonera Block located Northeast of Bogota, Colombia. The project was near the Venezuelan border in the Catatumbo Basin in Northeastern Colombia. On September 22, 2009, the Company entered into an agreement with Delavco Energy Colombia Inc. Sucursal Colombia pursuant to which the Company agreed to sell 100% of its 6% non-operated participation interest in the Carbonera Block for $750,000. Closing of the agreement took place on October 2, 2009. The Company’s former chief financial officer and director is also a consultant of Delavco Energy Colombia Inc. The $750,000 of proceeds was accounted for as a reduction of Unproved Interest. As this transaction did not represent 25% of the Company’s reserve base in Colombia, the Company did not recognize any gain or loss on this transaction at that time.

     The unaudited pro forma consolidated financial information presented below illustrates the effect of the disposition of the Company’s interests in its wholly-owned subsidiary PetroSouth Energy Corp. BVI, including the Company’s interest in the Talora Exploration Block but excluding the Company’s interest in the Buenavista Block, and the Company’s 6% participation interest in the Carbonera Block (“Sold Assets”). The unaudited pro forma consolidated balance sheet as of September 30, 2010 is based on the historical statements of the Company as of September 30, 2010, after giving effect to the disposition of the Sold Assets as if it had occurred on September 30, 2010. The unaudited pro forma consolidated statements of operations for the three months ended September 30, 2010, and the fiscal year ended June 30, 2010, are based on the historical financial statements of the Company for such periods after giving effect to the disposition of the Sold Assets, as if it had occurred on July 1, 2009. The unaudited pro forma financial information should be read in conjunction with the Company’s historical consolidated financial statements and notes thereto contained in the Company’s 2010 Form 10-K filed with the SEC on November 15, 2010.

     The preparation of the unaudited pro forma consolidated financial information is based on financial statements prepared in accordance with accounting principles generally accepted in the United States of America. These principles require the use of estimates that affect the reported amounts of revenues and expenses. Actual results could differ from those estimates. The unaudited pro forma consolidated financial information is provided for illustrative purposes only and does not purport to represent what the actual results of operations would have been had the transactions occurred on the respective date assumed, nor is it necessarily indicative of the Company’s future operating results. However, the pro forma adjustments reflected in the accompanying unaudited pro forma consolidated financial information reflect estimates and assumptions that the Company’s management believes to be reasonable.

WEST CANYON ENERGY CORP. AND SUBSIDIARY
(An Exploration Stage Company)

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
(Stated in U.S. Dollars)

	September 30, 2010
	Historical	Adjustments		Pro Forma
ASSETS
CURRENT ASSETS:
Cash and Cash Equivalents	$20,938	$1,410,000	(1)	$1,430,938
Advances to Operators	146,043	-		146,043
Accounts Receivable	27,065	-		27,065
Prepaid Expenses and Other Current Assets	44,914	-		44,914
Total Current Assets	238,960	1,410,000		1,648,960
Unproved Interest	3,640,533	(1,396,853)	(2)	2,243,680
Furniture & Equipment, net	1,827	-		1,827
Total Assets	$3,881,320	$13,147		$3,894,467

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts Payable - Trade	$263,357	$-		$263,357
Accrued Interest Payable	56,626	-		56,626
Accrued Liabilities	9,260	-		9,260
Advances	1,190,000	-		1,190,000
Note Payable	600,000	-		600,000
Other Liabilities	87,218	-		87,218
Total Current Liabilities	2,206,461	-		2,206,461

STOCKHOLDERS’ EQUITY:
Common Stock: Authorized: 150,000,000 shares, par value $0.001 Issued and outstanding: 21,206,667 shares at September 30, 2010	21,207	-		21,207
Additional Paid-In Capital	6,421,969	-		6,421,969
Deficit Accumulated During the Exploration Stage	(4,759,368)	13,147	(2)	(4,746,221)
Accumulated Other Comprehensive Loss	(8,949)	-		(8,949)
Total Stockholders' Equity	1,674,859	13,147		1,688,006
Total Liabilities and Stockholders' Equity	$3,881,320	$13,147		$3,894,467

Pro Forma Adjustments:

The unaudited pro forma consolidated balance sheet at September 30, 2010, reflects the following adjustments:

(1)	Adjustment to reflect the net cash proceeds from the sale by the Company of its wholly-owned subsidiary, PetroSouth Energy Corp. BVI, including the Company’s interest in the Talora Exploration Block.
(2)	Adjustment to eliminate the net carrying value of the Unproved Interest associated with the Sold Assets and recognition of the net gain on the sale as if the disposition had occurred June 30, 2010.

WEST CANYON ENERGY CORP AND SUBSIDIARY
(An Exploration Stage Company)
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(Stated in U.S. Dollars)

	For the Three Months Ended September 30, 2010
	Historical	Adjustments		Pro Forma

REVENUE	$-	$-		$-

OPERATING EXPENSES:
General & Administrative	61,017	(4,370)	(1)	56,647
	61,017	(4,370)		56,647
OPERATING LOSS	(61,017)	4,370		(56,647)
Gain on Sale of Assets	-	13,147	(2)	13,147
Interest Expense, net	(15,638)	-		(15,638)
Income (Loss) Before Income Taxes	(76,655)	17,517		(59,138)
Income Taxes	-	-		-
Net Income (Loss)	(76,655)	17,517		(59,138)
Foreign Currency Translation	(3,043)	-		(3,043)
Comprehensive Income (Loss)	$(79,698)	$17,517		$(62,181)

Pro Forma Adjustments:

The unaudited pro forma statement of consolidated operations for the three months ended September 30, 2010, reflects the following adjustments:

(1)	Adjustment to eliminate General and Administrative expenses associated with the Sold Assets.
(2)	Adjustment to record gain on disposition of the Sold Assets as if the disposition has occurred on July 1, 2009.

WEST CANYON ENERGY CORP AND SUBSIDIARY
(An Exploration Stage Company)
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(Stated in U.S. Dollars)

	For the Year Ended June 30, 2010
	Historical	Adjustments		Pro Forma

REVENUE	$-	$-		$-

OPERATING EXPENSES:
General & Administrative	487,845	(78,543)	(1)	409,302
	487,845	(78,543)		409,302
OPERATING LOSS	(487,845)	78,543		(409,302)
Interest Expense, net	(63,780)	-		(63,780)
Gain on Forgiveness of Debt	906,250	-		906,250
Gain on Sale of Assets	-	13,147	(2)	13,147
Other Income, net	2,193	-		2,193
Income Before Income Taxes	356,818	91,690		448,508
Income Taxes	-	-		-
Net Income	356,818	91,690		448,508
Foreign Currency Translation	(1,009)	-		(1,009)
Comprehensive Income	$355,809	$91,690		$447,499

Pro Forma Adjustments:

The unaudited pro forma statement of consolidated operations for the year ended June 30, 2010, reflects the following adjustments:

(1)	Adjustment to eliminate General and Administrative expenses associated with the Sold Assets.
(2)	Adjustment to record gain on disposition of the Sold Assets as if the disposition has occurred on July 1, 2009.

(c)    Shell company transactions.

Not applicable

(d)    Exhibits

Exhibit No.	Description of Exhibit

10.17	Letter Agreement dated October 27, 2010, by and between West Canyon Energy Corp. and Petrodorado Energy Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST CANYON ENERGY CORP.

Dated: December 6, 2010	By:	/s/ Shane Reeves
	Name:	Shane Reeves
	Title:	President